UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

KALVISTA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway

Suite 901E

Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 10, 2021, KalVista Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Stifel, Nicolaus & Company, Incorporated and Cantor Fitzgerald & Co., as the representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 5,375,000 shares of its common stock (the “Shares”) to the Underwriters (the “Offering”). The Shares will be sold at the public offering price of $36.00 per share. Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 806,250 shares of its common stock at the same price. The Company estimates that net proceeds from the Offering will be approximately $181.7 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ over-allotment option.

The Company intends to use the net proceeds from this offering to fund the planned Phase 3 trial of KVD900, the planned Phase 2 trial of KVD824 and continued development of its oral Factor XIIa programs. The remainder of the net proceeds, if any, will be used for general corporate purposes, which may include funding research and development, increasing the Company’s working capital, acquisitions or investments in business, products or technologies that are complementary to the Company’s and capital expenditures. The Company expects the Offering to close on February 16, 2021, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, conditions to closing, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-228831) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on December 14, 2018 and declared effective on December 21, 2018, and the registration statement on Form S-3MEF (File No. 333-252972) that was filed by the Company pursuant to Rule 462(b) with the SEC on February 10, 2021, and a related prospectus supplement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 1.02. Termination of a Material Definitive Agreement.

On February 10, 2021, the Company delivered a written notice of termination (the “Termination Notice”) of that certain Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”), dated March 29, 2019, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”). The Termination Notice became effective as of the close of business on February 10, 2021.

As previously reported, pursuant to the terms of the Sales Agreement, the Company could offer and sell shares of its common stock having an aggregate offering price of up to $50.0 million from time to time through Cantor, as agent. The Company sold 628,553 shares of its common stock under the Sales Agreement prior to delivering the Termination Notice.

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2021, the Company filed a preliminary prospectus (the “Prospectus”) with the SEC in connection with the Offering, which contained information regarding the Company’s preliminary estimates of certain financial metrics for the fiscal quarter ended January 31, 2021. In the Registration Statement, the Company disclosed that it expects to report that the Company had cash, cash equivalents and marketable securities of approximately $50.0 million as of January 31, 2021.

The Company’s audited financial statements for the fiscal year ended April 31, 2021 are not yet available. Accordingly, the preliminary financial metrics and results included in the Prospectus are estimates subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the audit of the Company’s financial statements. The preliminary results may differ materially from the actual results that will be reflected in the Company’s audited financial statements when they are completed and publicly disclosed.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On February 10, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement by and among KalVista Pharmaceuticals, Inc. and Jefferies LLC, Stifel, Nicolaus & Company, Incorporated and Cantor Fitzgerald & Co., as Representatives of the several underwriters, dated February 10, 2021

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)

99.1	Press Release relating to the pricing of the Offering, dated February 10, 2021

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements relating to the expected net proceeds of the Offering, the anticipated use of proceeds of the Offering and the timing of the closing of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the potential impact of the COVID-19 pandemic and the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended October 31, 2020, filed with the SEC on December 10, 2020, the prospectus supplements related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer

Date: February 11, 2021